Exhibit 32.2

CERTIFICATION OF PERIODIC REPORT

BY CHIEF FINANCIAL OFFICER

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Jill Timm, Senior Executive Vice President, Chief Financial Officer of Kohl's Corporation (the “Company”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that, to the undersigned's knowledge, on the date of this Certification:

1.
This Quarterly Report on Form 10-Q of the Company for the quarterly period ended July 31, 2021 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.
That the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: September 2, 2021	/s/ Jill Timm
Jill Timm
Senior Executive Vice President, Chief Financial Officer
(Principal Financial Officer)